U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


               Date of Report: September 19, 1996


                     SDT HOLDING CORPORATION
     (Exact name of registrant as specified in its charter)


                            COLORADO
         (State or other jurisdiction of incorporation)


     0-24590                          84-1275559
(Commission File No.)                (IRS Employer
                                   Identification No.)


2851 S. Parker Road
Suite 720
Aurora, Colorado                                          80014
(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code: (303) 671-8920

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Item 2.  Acquisition and Disposition of Assets.

     Effective September 19, 1996, SDT Holding Corporation (the "Company") entered into a letter of intent with European Business Group Plc. ("EBG"), a privately held English corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of EBG, in exchange for issuance by the Company of previously unissued "restricted" common stock. EBG is a holding company for eight wholly owned subsidiary companies which are primarily engaged in two lines of business, including Containerleasing and Information Boards. In its business of containerleasing, EBG enters into leasing arrangements with container owners, then leases these on a hire purchase basis to its clients. This business is carried out by EBG's wholly owned subsidiary company, Lupa Marine (UK), Limited. Information Boards are usually described as the City Information Board Concept. EBG owns the rights and the know-how to erect billboards with a combination of city maps and advertising in a number of states in the USA and for various territories in Europe. Specific areas, such as individual states in the US or designated areas/boroughs in the UK are sold to investors on a license payment basis.

     In addition, EBG is actively seeking to invest in financial businesses in the UK and expect to expand their activities in this direction in the near future.

     The relevant terms of the proposed transaction require the Company to (i) undertake a "forward split" of its common stock, whereby 8 shares of common stock will be issued in exchange for one share of common stock; (ii) issue to the EBG shareholders an aggregate of 18,000,000 "restricted" common shares (post split), representing approximately 86.6% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of EBG.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the EBG shareholders and confirmation of the financial condition of EBG by presentation of EBG audited financial statements. The proposed transaction is expected to close immediately after these conditions have been satisfied. When the proposed transaction with EBG is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of EBG, or their designees.
A copy of the letter of intent between the Company and EBG is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

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Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and European
Business Group Plc.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SDT HOLDING CORPORATION



                                   By:/s/ Andrew I. Telsey
                                      Andrew I. Telsey,
                                      President

Dated:  September 24, 1996

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                     SDT HOLDING CORPORATION


                           EXHIBIT 2.0


                    LETTER OF INTENT BETWEEN

                        THE COMPANY AND

                  EUROPEAN BUSINESS GROUP PLC.


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                     SDT HOLDING CORPORATION
                 2851 S. Parker Road, Suite 720
                     Aurora, Colorado 80014

                        September 3, 1996

Board of Directors
European Business Group, Plc.
1 Stoke Road
Guildford
Surrey GU1 4HW
England

Attention: Carsten Iverson, Chief Executive Officer

Re: Plan of Reorganization Between SDT Holding Corporation and European Business Group, Plc.

Dear Mr. Iverson:

This letter is intended to express the general terms of the Plan of Reorganization to be formalized between SDT Holding Corporation, a Colorado corporation ("SDT") and European Business Group, Plc.., a British corporation ("EBG"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between SDT and EBG (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

  1. Plan of Reorganization and Reorganization of the Companies. The board of directors of SDT and EBG have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a reorganization of EBG and SDT, whereby SDT would issue shares of its Common Stock equal to ownership of approximately 86.6% of its outstanding shares in exchange for 100% of the then outstanding securities of EBG would be in the best interest of both companies. It is the intent of the parties hereto that the proposed reorganization of EBG and SDT be effected as a tax-free exchange pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

  2.   Terms of Reorganization.

       (A) SDT Capitalization. SDT's total authorized capital stock consists of 100,000,000 shares of Common Stock, no par value per share and 2,000,000 shares of Preferred Stock, no par value per share. As of the date hereof there are 500,000 Common Shares of SDT issued and outstanding. There are no Preferred Shares issued or outstanding.

Prior to the Closing Date, as defined hereinbelow, the Board of

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Mr. Carsten Iverson
September 3, 1996
Page 2

Directors of SDT shall undertake a forward split of the SDT issued and outstanding Common Stock, whereby 8 shares of Common Stock shall be issued in exchange for each share of Common Stock presently issued and outstanding, in order to establish the number of issued and outstanding Common Shares of SDT at the Closing Date to be 4,000,000 shares.

       (B) EBG Capitalization. EBG's total authorized capital consists of 70,000,000 Common Shares, par value 1 Pound per share. As of the date of this letter agreement, there are 59,060,000 shares of EBG's Common Stock issued and outstanding.

       (C) Special Board and Shareholder Meetings.

       (i) Prior to Closing, the Board of Directors of EBG will, if required or deemed advisable by EBG, call a special meeting of the EBG Shareholders for the purposes of ratifying the transaction proposed herein and shall take all additional action necessary to cause the intent of this letter to be unanimously adopted and ratified.

       (ii) Prior to Closing, the Board of Directors of SDT shall approve and ratify the terms of the transaction proposed herein and take all action necessary to effectuate the proposed transaction.

       (E) Share Exchange. Subject to the approval of the terms and conditions contained herein by the SDT Board of Directors and EBG shareholders on or before October 15, 1996 (the "Closing" or the "Closing Date"), EBG shall consummate a reorganization with SDT by the EBG shareholders exchanging all of the issued and outstanding EBG Stock owned by them for an aggregate of 18,000,000 "restricted" Common Shares of SDT (post split), with SDT emerging as the parent company and EBG as a wholly owned subsidiary thereof. "restricted" Common Shares of SDT (post forward split), with SDT emerging as the parent company and EBG as a wholly owned subsidiary thereof.

       (F) Officers and Directors. At Closing, the present officers and directors of SDT shall deliver to EBG their respective letters of resignation, along with certified minutes of the SDT
Board of Directors accepting such resignation and appointing to the SDT Board those persons designated by EBG to be officers and directors of the surviving entity herein.

  3. Financial Condition of SDT. Except as provided herein, as of the Closing Date, SDT balance sheet will reflect no assets or liabilities.

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Mr. Carsten Iverson
September 3, 1996
Page 3

  4. Financial Condition of EBG. EBG hereby represents and warrants that its unaudited balance sheet dated August 31, 1996 reflects, in US Dollars, total assets of $437,626,948, net assets of $108,082,601 and net profits for its most recent fiscal year of $19,230,066. All of the aforesaid figures are based upon a conversion rate of 1.5047 Sterling to 1 US Dollar. EBG further represents and warrants that no negative material changes to its financial statements have occurred since the end of its last fiscal year.

  5.   Conditions to Closing.

       (A) Closing. The Closing of the transaction herein shall take place on or before October 15, 1996, or such other date as the parties hereto may so agree in the future, but as soon as practical after the following conditions, in addition to other customary conditions, have been satisfied: (i) SDT's Board of Directors has approved the transaction; (ii) the reorganization has been approved by EBG's shareholders in accordance with the laws of England and Wales, if the same is so required by operation of law in the sole opinion of legal counsel to EBG. Failure to cause this agreement to close within the time parameters established herein shall result in the termination of this agreement.

The Closing shall take place in Aurora, Colorado at the offices of legal counsel for SDT, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

       (B) To Be Provided by EBG. As soon as possible, but in no event later than the Closing Date, in addition to those items which may be required to be delivered pursuant to the terms of the applicable Exchange Agreements, EBG shall provide to the present
Board of Directors of SDT the following:

       i) a financial audit of its books as of the end of its last fiscal year and unaudited financial statements for those interim periods required to be provided the SEC under Regulation SB or SK, as applicable and as promulgated under the Securities Act of 1933, as amended which shall be prepared in accordance with Generally Accepted Accounting Principles. The audited financial statements shall be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to SDT by EBG prior to Closing; and

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Mr. Carsten Iverson
September 3, 1996
Page 4

       ii) an investment letter in a form acceptable to counsel to SDT, duly executed by each EBG shareholder, acknowledging that each such shareholder is exchanging their respective securities of EBG for their pro rata applicable number of SDT Common Shares, that such shares to be acquired by each EBG shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

       (C) Non-Delivery. Failure by EBG to provide those items described hereinabove, or failure of said audit to confirm the financial condition of EBG as previously represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of SDT.

       (D) Representations of SDT. SDT hereby represents that, as of the Closing Date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 8-K, 10-K, 10-KSB, 10-Q and/or 10-QSB.

       (E) Private Sale of SDT Common Stock. Subsequent to Closing, some of the current inside shareholders of SDT may sell some or all of their SDT Common Shares owned by them, subject to the exemptions, restrictions, terms and limitations applicable to such sales under state and federal securities laws. No sales of any of the issued and outstanding securities of SDT shall be made prior to Closing.

  6. Default. Assuming the execution of a definitive reorganization agreement by SDT and EBG, in the event EBG fails to perform pursuant to Paragraph 5(B), above, or Paragraph 8, below, or otherwise close the transaction without the fault of SDT, EBG shall be responsible for payment of all reasonable costs incurred by SDT, including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation and such other costs as may be incurred directly relating to this proposed transaction, totalling $75,000. EBG shall be responsible for payment of its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

  7. Confidentiality. Upon the signing of this Letter of Intent, SDT and EBG will provide to each other full access to their books and records and will furnish financial and operating data and such

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Mr. Carsten Iverson
September 3, 1996
Page 5

other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

  8. Retainer of Counsel. The principals of the parties hereto will assign the SEC counsel who is responsible for the preparation of all required/desired SEC filings. As a material condition hereto, upon execution hereof by EBG, EBG shall cause to be tendered a non-refundable fee of $25,000, payable in two installments, the first installment upon execution of this letter and the balance upon Closing, as defined herein, or alternatively, one payment of $20,000, due upon execution hereof, to counsel to SDT, herein referenced, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow SDT to comply with the rules and regulations necessary to consummate the transaction proposed herein.

  9. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been, or will be, paid and further, shall indemnify and hold harmless the other party from such obligation.

  10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

  11. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

  12. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

  13. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are

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Mr. Carsten Iverson
September 3, 1996
Page 6

necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

  14. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

Except for the agreements set forth in Paragraphs 6, 7 and 8 hereof, this letter is not intended as a contract or to create any enforceable rights or obligations whatsoever on the part of either party. No obligations on the part of either party with respect to the matters covered hereby (other than as set forth in Paragraphs 6, 7 and 8 hereof) shall exist unless and until a written agreement, satisfactory in form and substance to both parties, has been approved by their respective boards of directors and shareholders, if necessary and executed by officers specifically authorized to do so.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

SDT HOLDING CORPORATION



By:   s/Andrew I. Telsey
    Andrew I. Telsey, President

APPROVED AND ACCEPTED this 19th day of September, 1996.

EUROPEAN BUSINESS GROUP, PLC.



By:   s/Carsten Iverson
    Carsten Iverson, Chief Executive Officer

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